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                                                                   EXHIBIT 10.16

                    AGREEMENT REGARDING TERMINATION BENEFITS

      THIS AGREEMENT Regarding Termination Benefits (hereinafter referred to as "Agreement") is made this 20th day of November, 2000, by and between SOUTHERN COMMUNITY BANCORP (hereinafter referred to as "Bancorp"), a Florida-based bank holding company, SOUTHERN COMMUNITY BANK (hereinafter referred to as "Bank"), a Florida banking corporation, both with an address of 250 North Orange Avenue, Orlando, Florida 32801 (and both referred to as the "Corporations"), and JOHN G. SQUIRES (hereinafter referred to as "Employee").

      WHEREAS, the Employee has been a key employee of the Corporations since their founding, and is now the President and Chief Operating Officer of Bancorp, and President and Chief Executive Officer of the Bank:

      WHEREAS, the Corporations wish to retain the services of Employee until the Employee's retirement; and

      WHEREAS, the Corporations and Employee wish to provide Employee, as additional compensation for his services to the Corporations, with post-termination benefits in addition to those benefits that will be available to Employee under the Corporations' regular pension and insurance plan for employees, if any.

      In consideration of the foregoing, the terms and covenants of this Agreement and other valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                   SECTION ONE

                        INVOLUNTARY AND CHANGE OF CONTROL
                               TERMINATION BENEFIT

      In the event that Employee is involuntarily terminated or a majority of the outstanding shares of either or both Corporations are acquired in a merger or other transaction, requiring approval under the Bank Holding Company Act of 1956 ("change of control"), a termination benefit equal to eighteen (18) months of salary plus the market value, at termination or upon the "change of control", of 7,500 shares of the common stock of Bancorp shall be paid to Employee within ten (10) days of the effective date of such termination transaction. The foregoing "change of control" benefit shall be further limited to an amount that does not exceed the amount deductible by either Corporation under Internal Revenue Code Sec. 2806. The foregoing "change of control" benefit shall only be payable should Employee not elect to continue his employment with Bancorp or the Bank upon the "change of control".


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                                   SECTION TWO

                       FORFEITURE OF TERMINATION BENEFITS

      Termination benefit provided in Section One above shall not be payable if Employee terminates his employment with either Corporation voluntarily or if his employment is terminated by either Corporation for "cause". "Cause" is hereby defined as deliberate, willful or gross misconduct, including any act of dishonesty by Employee that adversely affects the business of the Corporations, or the violation of material regulatory rules and regulations governing the operation of the Corporations that results in enforcement action by a regulatory agency with jurisdiction over the Corporation.

                                  SECTION THREE

                                  ENCUMBRANCES

      Neither Employee nor Employee's beneficiaries shall have the right to encumber, commute, borrow against or dispose of, or assign the right to receive payments under this Agreement.

                                  SECTION FOUR

                                ENTIRE AGREEMENT

      This Agreement shall constitute the entire Agreement between the parties and any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding upon either party, except to the extent incorporated in this Agreement.

                                  SECTION FIVE

                            MODIFICATION OF AGREEMENT

      Any modification of this Agreement, or additional obligations assumed by either party in connection with this Agreement, shall be binding only if evidence in writing, signed by each party or an authorized representative of each party.

                                   SECTION SIX

                                  GOVERNING LAW

      It is agreed that this Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Florida.


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                                  SECTION SEVEN

                                 ATTORNEYS' FEES

      In the event litigation is required to interpret or enforce any of the provisions of this Agreement, the prevailing party shall be entitled to receive its reasonable attorneys' fees and costs from the non-prevailing party, including costs of appeal.

                                  SECTION EIGHT

                                     NOTICES

      Any notice provided for or concerning this Agreement shall be in writing and shall be deemed sufficiently given when sent by certified or registered mail, if sent to the respective address of each party as set forth in the beginning of this Agreement.

      IN WITNESS WHEREOF, each party to this Agreement has caused it to be executed at Orlando, Florida on the date indicated below.


                                                   "BANCORP"

ATTEST:                                            SOUTHERN COMMUNITY BANCORP
                                                   a Florida corporation

By:  /s/   Steve  Jeuck                             /s/ Charlie W. Brinkley, Jr.
   ---------------------------                     -----------------------------
   (Corporate Seal)                                By:  Charlie W. Brinkley, Jr.
                                                   Its: Chief Executive Officer


                                                   "BANK"
ATTEST:
                                                   SOUTHERN COMMUNITY BANK
                                                   a Florida corporation

By:  /s/   Steve Jeuck                              /s/ Charlie W. Brinkley, Jr.
   ---------------------------                     -----------------------------
   (Corporate Seal)                                By:  Charlie W. Brinkley, Jr.
                                                   Its: Chief Executive Officer


                                                   "EMPLOYEE"

                                                    /s/ John G. Squires
                                                   -----------------------------
                                                   John G. Squires

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